Exhibit 99.2
[LETTERHEAD OF PILTZ, WILLIAMS, LAROSA & COMPANY]
August 9, 2006
United States Securities & Exchange Commission
Washington, DC 20549

Re:	Peoples Financial Corporation Form 8-k/August 9, 2006/ regulation Section 304(a)- changes in Accountants.
Please be advised that Piltz, Williams, LaRosa & Company and all of its principals and staff agree with the statements made by the registrant in response to Item 304(a). There are no disagreements.

Sincerely, Piltz, Williams, LaRosa & Company
/s/ Stephen P. Theobald, CPA
Stephen P. Theobald, CPA, CVA
Managing Director

cc: Peoples Financial Corporation